SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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H. J. Heinz Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     The following press release was issued by H. J. Heinz Company:

FOR RELEASE UPON RECEIPT

Heinz Criticizes Trian’s Proposal to Replace Independent Heinz Directors with Voting
 Bloc of Hand-Picked Nominees

PITTSBURGH, July 12, 2006 – H.J. Heinz Company, (NYSE: HNZ) issued the following statement in response to the definitive proxy statement filed today by Nelson Peltz and his Cayman Islands-based fund.

The Trian proxy released today proposes five hand-picked nominees including Mr. Peltz, his longtime business partner, his son-in-law, his close friend and one of his former employees. If Mr. Peltz and his group are elected, Heinz believes they will form a self-interested voting bloc representing 42 percent of the board that would impose a flawed plan that would cripple the Company and destroy shareholder value.

Heinz has determined after careful consideration that the Trian nominees are not qualified to serve on the Heinz Board because they fail to meet Heinz corporate governance standards.

By contrast, the five Heinz Directors omitted from Nelson Peltz’s slate are highly qualified with a record of strong and independent corporate governance. The Heinz Board will hold management accountable for improved performance and increased shareholder value.

Heinz has documented the superior record and qualifications of the twelve men and women on its slate. These strong and independent Directors, including the five Nelson Peltz wants to replace, will represent all Heinz shareholders, not one special interest group.

Heinz shareholders are urged to vote in favor of the Heinz nominees by marking, signing, dating, and returning the WHITE proxy card and disregarding any gold card.

# # #

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions and include our expectations as to future revenue growth, earnings, capital expenditures and other spending, as well as anticipated reductions in spending. These forward-looking statements reflect management’s view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz’s control, and could cause actual results to differ materially

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from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

  sales, earnings, and volume growth,
  general economic, political, and industry conditions,
  competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, energy and raw material costs, the ability to identify and anticipate and respond through innovation to consumer trends, the need for product recalls,
  the ability to maintain favorable supplier relationships,
  currency valuations and interest rate fluctuations,
  change in credit ratings,
  the ability to identify and complete and the timing, pricing and success of acquisitions, joint ventures, divestitures and other strategic initiatives, approval of acquisitions and divestitures by competition authorities, and satisfaction of other legal requirements, the ability to successfully complete cost reduction programs, the results of shareholder proposals,
  the ability to limit disruptions to the business resulting from the emphasis on three core categories and potential divestitures, the ability to effectively integrate acquired businesses, new product and packaging innovations, product mix,
  the effectiveness of advertising, marketing, and promotional programs, the ability to maintain sales growth while reducing spending on advertising, marketing and promotional programs, supply chain efficiency,
  cash flow initiatives,
  risks inherent in litigation, including tax litigation, and international operations, particularly the performance of business in hyperinflationary environments, changes in estimates in critical accounting judgments and other laws and regulations, including tax laws, the success of tax planning strategies,
  the possibility of increased pension expense and contributions and other people-related costs, the possibility of an impairment in Heinz’s investments, and other factors described in “Cautionary Statement Relevant to Forward-Looking Information” in the Company’s Form 10-K for the fiscal year ended May 3, 2006.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

On July 10, 2006, Heinz began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read Heinz’s proxy statement as it contains important information. Shareholders may obtain an additional copy of Heinz’s definitive proxy statement and any other documents filed by Heinz with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at Heinz’s Internet Web site at www.heinz.com or by writing to H. J. Heinz Company, World Headquarters, 600 Grant Street, Pittsburgh, Pennsylvania 15219. In addition, copies of Heinz’s proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Heinz’s shareholders is available in Heinz’s definitive proxy statement.

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ABOUT HEINZ: H.J. Heinz Company, offering “Good Food, Every Day(TM),” is one of the world’s leading marketers and producers of branded foods in ketchup and condiments; meals & snacks; and infant foods. Heinz delights consumers in every outlet, from supermarkets to restaurants to convenience stores and kiosks. Heinz is a global family of leading brands, including Heinz(R) Ketchup, sauces, soups, beans, pasta and infant foods (representing nearly one-third of total sales or close to $3 billion), HP(R) and Lea & Perrins(R), Ore-Ida(R) french fries and roasted potatoes, Boston Market(R) and Smart Ones(R) meals, and Plasmon(R) baby food. Heinz has leading brands in six core developed geographies and five developing geographies. Information on Heinz is available at www.heinz.com/news.

Media:

Ted Smyth:	412-456-5780
Michael Mullen:	412-456-5751 or Michael.mullen@us.hjheinz.com

Investors:

Jack Runkel:	412-456-6034

* * *

The following timeline was posted to H. J. Heinz Company’s Internet website at www.heinzsuperiorvalue.com:

Timeline of Developments at Heinz

8/16/06
 H.J. Heinz Company Annual Meeting of Shareholders
 Vote the WHITE PROXY card for Heinz's slate of first-rate directors, the Superior Growth and Value Plan and good corporate governance.

7/10/06
 Heinz files definitive proxy statement with the Securities Exchange Commission mails proxy statement to shareholders of record urging a vote for the Heinz Board (WHITE Proxy Card) and rejection of the Peltz/Trian agenda which, Heinz believes, would cripple the Company and destroy shareholder value.

6/30/06
 Heinz Annual Report showcases Company's commitment to food innovation; 100 new products to be launched this year.

6/29/06
 Heinz Announces the Launch of "Fridge Door Fit™ Ketchup," the largest, most convenient, easy-to-pour, easy-to-store ketchup bottle ever!

6/28/06
 Heinz Files "For the Record" presentation with the SEC, highlighting its operational and financial achievements over the past four years, the strength of the Company's plan for fiscal years 07/08 and the independence of Heinz's Board of Directors. It also provides new details on Nelson Peltz and Peter May and their record of shareholder lawsuits, censure by the London Stock Exchange and pattern of alleged self-dealing.

6/26/06
 David Woodward joins the Company as President of Heinz U.K. and Ireland, heading up a revamped team of marketing and sales talent.

6/22/06
 Heinz Responds to the Preliminary SEC filing from Nelson Peltz and Trian, reiterating the rationale behind the Company's rejection of their plan and of Nelson Peltz and his proposed slate of director nominees.

6/15/06
 Heinz files preliminary proxy with the SEC Urging Shareholders to Reject Nelson Peltz and his Nominees. The preliminary proxy statement cites what Heinz believes are Trian's flawed, unrealistic and overly aggressive plan for Heinz along with the controversial track record and poor corporate governance record of Triarc, the public company run by Nelson Peltz and Peter May.

6/1/06
  Heinz Announces Superior Shareholder Value and Growth Plan for FY 07/08, which focuses on reducing costs and improving margins; growing the core portfolio; and generating strong cash flow and shareholder returns. Heinz also announces its plans to return $1 billion to shareholders via its dividend and share repurchase program over the next two years.
  Heinz Announces Fiscal Year 2006 Fourth Quarter and Full Year Earnings. The Company grew full year sales by 6.7% (8.2% on a constant currency basis) to $8.6 billion, and generated cash flow of $844 million.
  Heinz moves to consolidate its very successful North American businesses. Dave Moran, EVP, President and CEO, North American Consumer Products, to also assume responsibility of the Foodservice division in FY08; Jeff Berger to become Chairman of Global Foodservice; Mike Hsu to become President and COO of Heinz U.S. Foodservice.

5/24/06
 Heinz Board of Directors Unanimously Reject Demand from Nelson Peltz and Trian for Board Representation, stating that their proposed slate does not meet corporate governance and independence standards. The Board also concluded that the proposed Trian plan released on May 23, 2006 was unrealistic, overly aggressive and, if implemented, would cripple the Company.

5/23/06
 Heinz Reiterates its Intention to Act in the Best Interests of ALL Shareholders.

04/24/06
 Heinz Issues Letter to Shareholders, which provides details of the successful transformation of the business in recent years.

3/28/06
Heinz Makes Changes in Global Management Team—
  Scott O'Hara is named President and CEO of Heinz Europe, assuming responsibility for European operations and spearheading the Company's turnaround initiatives in the region.
  Christopher Warmoth Promoted to Senior Vice President for Heinz Asia, (based in Shanghai) assuming responsibility for Heinz operations in China, Indonesia, India and Japan.
  Michael D. Milone Senior Vice President - Heinz Rest of World, also gains responsibility for Heinz Australia and New Zealand.

03/03/06
 Heinz Confirms Receipt of Trian's Proposed Slate of Director Nominees and announces it will forward the notice to Heinz's Corporate Governance Committee.

9/20/05
 Heinz Hosts Annual Analyst Day at Innovation Center in Pittsburgh - Discusses progress made on its strategy to focus on its core portfolio and program of product innovation — The Company details improved results as it focuses on three core categories; its continued success in North America and the completion of the "core" strategy in Heinz Europe.

9/19/05
 Heinz Opens Global Innovation and Quality Center, underscoring the Company's commitment to invest $100 million in research and development and product innovation.

Fiscal 2003-2006
 Company Executes Against 2002 Strategy to focus on three value-added categories:

  Began the turnaround in North America following the divestiture of non-core operations;
  Grew top line by a yearly average of 6.3 percent;
  Boosted U.S. ketchup share to a record 60%;
  U.S. Ketchup sales grew 7% per year over three years;
  Generated record cash flow of $4.4 billion; and
  Streamlined the organization and leveraged global supply chain.
12/20/02
Heinz spin-off non-core operations.

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:
 This timeline contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words "will," "expects," "anticipates," "believes," "estimates" or similar expressions and include our expectations as to future revenue growth, earnings, capital expenditures and other spending, as well as anticipated reductions in spending. These forward-looking statements reflect management's view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz's control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

  sales, earnings, and volume growth,
  general economic, political, and industry conditions,
  competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, energy and raw material costs, the ability to identify and anticipate and respond through innovation to consumer trends, the need for product recalls,
  the ability to maintain favorable supplier relationships,
  currency valuations and interest rate fluctuations,
  change in credit ratings,
  the ability to identify and complete and the timing, pricing and success of acquisitions, joint ventures, divestitures and other strategic initiatives, approval of acquisitions and divestitures by competition authorities, and satisfaction of other legal requirements,

  the ability to successfully complete cost reduction programs, the results of shareholder proposals,
  the ability to limit disruptions to the business resulting from the emphasis on three core categories and potential divestitures, the ability to effectively integrate acquired businesses, new product and packaging innovations, product mix,
  the effectiveness of advertising, marketing, and promotional programs, the ability to maintain sales growth while reducing spending on advertising, marketing and promotional programs, supply chain efficiency,
  cash flow initiatives,
  risks inherent in litigation, including tax litigation, and international operations, particularly the performance of business in hyperinflationary environments, changes in estimates in critical accounting judgments and other laws and regulations, including tax laws, the success of tax planning strategies,
  the possibility of increased pension expense and contributions and other people-related costs, the possibility of an impairment in Heinz's investments, and other factors described in “Risk Factors” and “Cautionary Statement Relevant to Forward-Looking Information” in the Company’s Form 10-K for the fiscal year ended May 3, 2006.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

On July 10, 2006, Heinz began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read Heinz's proxy statement as it contains important information. Shareholders may obtain an additional copy of Heinz's definitive proxy statement and any other documents filed by Heinz with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at Heinz's Internet Web site at www.heinz.com or by writing to H. J. Heinz Company, World Headquarters, 600 Grant Street, Pittsburgh, Pennsylvania 15219. In addition, copies of Heinz's proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Heinz's shareholders is available in Heinz's definitive proxy statement.

Heinz Privacy and Legal Policies

* * *

     The following press release was issued by H. J. Heinz Company:

FOR RELEASE UPON RECEIPT

Heinz Response to JP Morgan Analyst Report

PITTSBURGH, July 13, 2006 – H.J. Heinz Company, (NYSE: HNZ) today issued the following statement:

“Contrary to the speculation by a JP Morgan analyst today, Heinz remains well on track for its growth and financial targets in this fiscal year and very confidently stands by its June 1 guidance.”

# # #

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions and include our expectations as to future revenue growth, earnings, capital expenditures and other spending, as well as anticipated reductions in spending. These forward-looking statements reflect management’s view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz’s control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

  sales, earnings, and volume growth,
  general economic, political, and industry conditions,
  competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, energy and raw material costs, the ability to identify and anticipate and respond through innovation to consumer trends, the need for product recalls,
  the ability to maintain favorable supplier relationships,
  currency valuations and interest rate fluctuations,
  change in credit ratings,
  the ability to identify and complete and the timing, pricing and success of acquisitions, joint ventures, divestitures and other strategic initiatives, approval of acquisitions and divestitures by competition authorities, and satisfaction of other legal requirements, the ability to successfully complete cost reduction programs, the results of shareholder proposals,
  the ability to limit disruptions to the business resulting from the emphasis on three core categories and potential divestitures,

2

  the ability to effectively integrate acquired businesses, new product and packaging innovations, product mix,
  the effectiveness of advertising, marketing, and promotional programs, the ability to maintain sales growth while reducing spending on advertising, marketing and promotional programs, supply chain efficiency,
  cash flow initiatives,
  risks inherent in litigation, including tax litigation, and international operations, particularly the performance of business in hyperinflationary environments, changes in estimates in critical accounting judgments and other laws and regulations, including tax laws, the success of tax planning strategies,
  the possibility of increased pension expense and contributions and other people-related costs, the possibility of an impairment in Heinz’s investments, and other factors described in “Risk Factors” and “Cautionary Statement Relevant to Forward-Looking Information” in the Company’s Form 10-K for the fiscal year ended May 3, 2006.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

On July 10, 2006, Heinz began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read Heinz’s proxy statement as it contains important information. Shareholders may obtain an additional copy of Heinz’s definitive proxy statement and any other documents filed by Heinz with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at Heinz’s Internet Web site at www.heinz.com or by writing to H. J. Heinz Company, World Headquarters, 600 Grant Street, Pittsburgh, Pennsylvania 15219. In addition, copies of Heinz’s proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Heinz’s shareholders is available in Heinz’s definitive proxy statement.

ABOUT HEINZ: H.J. Heinz Company, offering “Good Food, Every Day(TM),” is one of the world’s leading marketers and producers of branded foods in ketchup and condiments; meals & snacks; and infant foods. Heinz delights consumers in every outlet, from supermarkets to restaurants to convenience stores and kiosks. Heinz is a global family of leading brands, including Heinz(R) Ketchup, sauces, soups, beans, pasta and infant foods (representing nearly one-third of total sales or close to $3 billion), HP(R) and Lea & Perrins(R), Ore-Ida(R) french fries and roasted potatoes, Boston Market(R) and Smart Ones(R) meals, and Plasmon(R) baby food. Heinz has leading brands in six core developed geographies and five developing geographies. Information on Heinz is available at www.heinz.com/news.

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Media:

Ted Smyth:	412-456-5780
Michael Mullen:	412-456-5751 or Michael.mullen@us.hjheinz.com

Investors:
Jack Runkel:	412-456-6034